Exhibit 99.1

Electronically Filed
5/19/2021 7:56 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email : peter@chaseylaw.com

Attorney for Judgment Creditor

DAVID LAZAR

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

DAVID LAZAR,	)	CASE NO.: A-21-827642-F
	)	DEPT NO .: IV
Judgment Creditor,	)
)
Vs.	)
)
SHENGSHI ELEVATOR INTERNATIONAL HOLDING	)
GROUP, INC., a Nevada Corporation,	)
)
Judgment Debtor.	)
)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 18th day of May, 2021 the attached Order Appointing Receiver was entered in the above-captioned case.

Dated this 19th day of May, 2021.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas , NV 89129
Tel : (702) 233-0393 Fa x: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Judgment Creditor
DAVID LAZAR

Case Number: A-21-827642-F

CERTIFICATE OF SERVICE

I hereby certify that on the 19th day of May, 2021, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Shengshi Elevator International Holding Group, Inc.	Shengshi Elevator International Holding Group, Inc.
c/o Incorp Services, Inc.	c/o Xukai Jin
3773 Howard Hughes Parkway, Suite 500S	No. 154 Yousong Road
Las Vegas, NV 89169-6014	Longhua Street, Longhua District
Shenzen, China 51811-0

AN EMPLOYEE OF CHASEY LAW OFFICES

ELECTRONICALLY SERVED

5/18/2021 11:03 AM

Electronically Filed
05/18/2021 11:02 AM

CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Judgment Creditor

DAVID LAZAR

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

DAVID LAZAR,	)	CASE NO. A-21-827642-F
	)	DEPT NO. IV
Judgment Creditor,	)
	)	ORDER APPOINTING RECEIVER
vs.	)
)
SHENGSHI ELEVATOR INTERNATIONAL HOLDING	)
GROUP, INC., a Nevada Corporation,	)
)
Judgment Debtor.	)
)

Judgment Creditor David Lazar’s Motion to Appoint Receiver having come on for hearing before this Court, this Court having reviewed the papers and pleadings on file, good cause appearing, this Court makes the following findings and issues the following orders.

IT IS HEREBY FOUND that Judgment Debtor SHENGSHI ELEVATOR INTERNATIONAL HOLDING GROUP, INC. (hereinafter “SSDT”) has had its corporate charter revoked by the Nevada Secretary of State,

IT IS FURTHER FOUND that Judgment Debtor SSDT has ceased to exist in some manner as set forth in NRS 78.600,

///

Case Number: A-21-827642-F

IT IS FURTHER FOUND that Judgment Debtor SSDT has failed to pay filing fees due to the Nevada Secretary of State,

IT IS FURTHER FOUND that Judgment Debtor SSDT has failed to make periodic public disclosures and reports as required by Rule 15c2-11 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1934,

IT IS FURTHER FOUND that Judgment Creditor David Lazar holds a judgment against SSDT in the amount of $53,679.52 plus statutory interest from October 30, 2019.

Therefore,

IT IS HEREBY ORDERED, ADJUDGED, and DECREED that Judgment Creditor David Lazar’s Motion to Appoint Receiver is GRANTED in its entirety,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that David Lazar is appointed as Receiver of and for SSDT,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that, pursuant to NRS 32.010(4), NRS 78.600 and NRS 78.630, Receiver David Lazar is granted the authority to rehabilitate SSDT, including but not limited to the reinstatement or revival of SSDT’s corporate charter with the Nevada Secretary of State, to prepare and file all documents as reasonable or necessary to comply with Rule 15c2-11 of the Securities Act of 1934, to collect the debts and property due and belonging to SSDT, to compromise and settle with any debtor of SSDT, to prosecute and defend lawsuits in the name of ALTB, to do all other acts as might be done by SSDT, to do all other acts as may be reasonable or necessary to continue the business of SSDT, and to appoint agents for the exercise of these duties.

///

///

IT IS SO ORDERED.

Dated this ___ day of May 2021.

DISTRICT COURT

Dated this 18th day of May, 2021

/s/ Nadia Krall
HON. NADIA KRALL

1F9 A8E F7C6 9532
Nadia Krall
District Court Judge

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter Chasey
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
Attorney for Judgment Creditor
DAVID LAZAR

CSERV

DISTRICT COURT

CLARK COUNTY, NEVADA

David Lazar, Plaintiff(s)	CASE NO: A-21-827642-F

vs. Shengshi Elevator	DEPT. NO. Department 4
International Holding Group,
Inc., Defendant(s)

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/18/2021

Peter Chasey	peter@chaseylaw.com